COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

6. COMMITMENTS AND CONTINGENCIES

Collaboration Agreement

The Company entered into a collaboration agreement with a hospital located in Canada. As of December 31, 2022 and 2021, the Company recorded $15,000 and $10,000, respectively, for the annual royalty due under the terms of the collaboration agreement.

Agreements

On January 1, 2020, the Company entered into a consulting agreement for investor relations services. The Company shall pay the consultant $6,500 per month for services rendered to be paid $2,500 in cash and $4,000 in common shares of the Company to be valued at a 20% discount to the lowest trading price for the five trading days prior to date upon which payment is due. As of December 31 2021 and 2020, the Company recorded $56,183 and $79,159 as accrued expenses related to this agreement.

On November 16, 2021, the Company entered into a consulting agreement for a term of three years to advise the Company and its Ketadash Subsidiary (see “Subsequent Events”) in establishing services to be provided in California. The Company will pay the consultant a percentage of gross profits as follows: (i) 10% of gross profits up to $1,000,000, (ii) 7.5% of gross profits from $1,000,001 to $5,000,000, and (iii) 5% for gross profits exceeding $5,000,001. As of December 31, 2022 and the date of this filing, no amounts have been earned under this contract.

Medical Advisory Board Agreements

During the period ended December 31, 2020, the Company entered into medical advisory board agreements with four members for a term of one year each. As consideration for the services to be rendered, the Company agreed to pay $45,000 in cash and $155,000 worth of stock in common stock. As of December 31, 2022 and 2021, the Company has accrued $190,086 and $233,110 in relation to these agreements.